Exhibit 10.50

FOURTH AMENDMENT TO SUPPLEMENTAL RETIREMENT AGREEMENT

This shall constitute the Fourth Amendment, made as of March 31, 2003, to that Supplemental Retirement Agreement made on September 21, 1999 as amended (the “Agreement”) between Loews Corporation (the “Company”) and Arthur Rebell (the “Executive”).

W I T N E S S E T H:

WHEREAS, the Executive is currently serving as an executive employee of the Company, and the Company and the Executive desire that the Executive’s retirement benefits be supplemented on the terms and conditions set forth herein.

NOW THEREFORE, the parties agree as follows:

Paragraph 1 of the Agreement is hereby amended by adding the following new clause (h):

“(h) Effective as of March 31, 2003 the Account shall be credited in an additional amount of $200,000, and such $200,000 amount shall be eligible for a pro rata (three-quarters) Pay-Based Credit and Interest Credit for calendar year 2003. The Account shall otherwise continue to be credited with Interest Credits as provided in paragraph 1(d) of the Agreement. No duplication is hereby intended.”

IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the day and year first above written.

LOEWS CORPORATION

By:	/s/ James S. Tisch
James S. Tisch
President

Accepted and Agreed to:

/s/ Arthur L. Rebell
The Executive

FIFTH AMENDMENT TO SUPPLEMENTAL RETIREMENT AGREEMENT

This shall constitute the Fifth Amendment, made as of March 31, 2004, to that Supplemental Retirement Agreement made on September 21, 1999 as amended (the “Agreement”) between Loews Corporation (the “Company”) and Arthur Rebell (the “Executive”).

W I T N E S S E T H:

WHEREAS, the Executive is currently serving as an executive employee of the Company, and the Company and the Executive desire that the Executive’s retirement benefits be supplemented on the terms and conditions set forth herein.

NOW THEREFORE, the parties agree as follows:

Paragraph 1 of the Agreement is hereby amended by adding the following new clause (i):

“(i) Effective as of March 31, 2004 the Account shall be credited in an additional amount of $1,000,000, and such $1,000,000 amount shall be eligible for a pro rata (three-quarters) Pay-Based Credit and Interest Credit for calendar year 2004. The Account shall otherwise continue to be credited with Interest Credits as provided in paragraph 1(d) of the Agreement. No duplication is hereby intended.”

IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the day and year first above written.

LOEWS CORPORATION

By:	/s/ James S. Tisch
James S. Tisch
President

Accepted and Agreed to:

/s/ Arthur L. Rebell
The Executive